CONSOLIDATED INTERIM STATEMENTS OF OPERATIONS (UNAUDITED) - USD ($) $ in Millions	3 Months Ended
	Mar. 31, 2023	Mar. 31, 2022
Income Statement [Abstract]
Net sales (Note 3)	$ 970	$ 901
Cost of goods sold	781	726
Gross profit	189	175
Selling, general and administrative expenses	56	53
Other expense, net	1	1
Interest expense	28	23
Non-operating income	(4)	(28)
Reorganization items, net	0	1
Income before taxes	108	125
Tax expense (Note 5)	27	37
Net income	81	88
Less: preferred stock dividend (Note 18)	(40)	(38)
Net income available for distribution	$ 41	$ 50
Earnings per common share
Earnings per common share, basic (in USD per share)	$ 0.13	$ 0.15
Earnings per common share, diluted (in USD per share)	$ 0.13	$ 0.15
Weighted average common shares outstanding
Weighted average common shares outstanding, basic (in shares)	64,896,081	64,538,527
Weighted average common shares outstanding, diluted (in shares)	65,970,723	64,732,090